                                                            Exhibit 3.58

                              CERTIFICATE OF MERGER
                                       OF
                               WMZQ LICENSE CORP.
                                      INTO
                       CHANCELLOR MEDIA D.C. LICENSE CORP.


         The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST. That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

      NAME                                    STATE OF INCORPORATION

      WMZQ License Corp.                             Delaware
      Chancellor Media D.C. License Corp.            Delaware

         SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

         THIRD: That the name of the surviving corporation is Chancellor Media D.C. License Corp.

         FOURTH: The Certificate of Incorporation of Chancellor Media D.C. License Corp. shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

         FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

         SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 8, 1998

                                      CHANCELLOR MEDIA D.C. LICENSE CORP.


                                      By: /s/ Andrea Hulcy
                                          --------------------------------------
                                          Andrea Hulcy
                                          Vice President and Assistant Secretary

                               State of Delaware

                        Office of the Secretary of State


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

         "WMZQ LICENSE CORP.", A DELAWARE CORPORATION,

         WITH AND INTO "CHANCELLOR MEDIA D.C. LICENSE CORP." UNDER THE NAME OF "CHANCELLOR MEDIA D.C. LICENSE CORP.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF JULY, A.D. 1998, AT 4:30 O'CLOCK P.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL OF THE STATE OF DELAWARE]

                                       /s/ Edward J. Freel
                                       -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION: 9188200

                                       DATE: 07-10-98

                             CERTIFICATE OF MERGER
                                       OF
                               WMZQ LICENSE CORP.
                                      INTO
                      CHANCELLOR MEDIA D.C. LICENSE CORP.



         The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

      NAME                                   STATE OF INCORPORATION

      WMZQ License Corp.                           Delaware
      Chancellor Media D.C. License Corp.          Delaware

         SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

         THIRD: That the name of the surviving corporation is Chancellor Media D.C. License Corp.

         FOURTH: The Certificate of Incorporation of Chancellor Media D.C. License Corp. shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

         FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

         SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 8, 1998

                                      CHANCELLOR MEDIA D.C. LICENSE CORP.


                                      BY: /s/ Andrea Hulcy
                                          --------------------------------------
                                          Andrea Hulcy
                                          Vice President and Assistant Secretary

                               State of Delaware

                        Office of the Secretary of State


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

"WWRC LICENSE CORP.", A DELAWARE CORPORATION,

         WITH AND INTO "CHANCELLOR MEDIA D.C. LICENSE CORP." UNDER THE NAME OF "CHANCELLOR MEDIA D.C. LICENSE CORP.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF JULY, A.D. 1998, AT 4 O'CLOCK P.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL OF THE STATE OF DELAWARE]
                                       /s/ Edward J. Freel
                                       -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:   9188199
                                       DATE: 07-10-98

                                                                          PAGE 1
                               State of Delaware

                        Office of the Secretary of State


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WGAY LICENSE CORP.", CHANGING ITS NAME FROM "WGAY LICENSE CORP." TO "CHANCELLOR MEDIA D.C. LICENSE CORP.", FILED IN THIS OFFICE ON THE THIRD DAY OF JUNE, A.D. 1998, AT 9 O'CLOCK A.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




[SEAL OF THE STATE OF DELAWARE]

                                       /s/ Edward J. Freel
                                       -----------------------------------------
                                       Edward J. Freel, Secretary of State


                                       AUTHENTICATION:    9116323

                                       DATE: 06-03-98

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                               WGAY LICENSE CORP.


         Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, WGAY License Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

         1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

                  FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                  "CHANCELLOR MEDIA D.C. LICENSE CORP."

         2. The Directors and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

         IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Andrea Hulcy, its Vice President, on this 3rd day of June, 1998.


                                       WGAY LICENSE CORP.,
                                       a Delaware Corporation


                                       By: /s/ Andrea Hulcy
                                          --------------------------------------
                                       Name: Andrea Hulcy
                                       Title: Vice President

                               State of Delaware
                        Office of the Secretary of State

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WKLB LICENSE CORP.", CHANGING ITS NAME FROM "WKLB LICENSE CORP." TO "WGAY LICENSE CORP.", FILED IN THIS OFFICE ON THE SEVENTH DAY OF NOVEMBER, A.D. 1996, AT 4:30 O'CLOCK P.M.

         A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

[DELAWARE SECRETARY'S OFFICE SEAL]     /s/ Edward J. Freel
                                       -----------------------------------
           2554731 8100                Edward J. Freel, Secretary of State

            960325867                  AUTHENTICATION: 8186397

                                       DATE: 11-12-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                               WKLB LICENSE CORP.

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, WKLB License Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                              "WGAY LICENSE CORP."

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its vice president, on this 7th day of November, 1996.

                                              WKLB LICENSE CORP.,
                                              a Delaware corporation


                                              By: /s/ Omar Choucair
                                                 -----------------------
                                                 Omar Choucair
                                                 Vice President

                               State of Delaware

                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WKLB LICENSE CORP.,", CHANGING ITS NAME FROM "WKLB LICENSE CORP." TO "WGAY LICENSE CORP.", FILED IN THIS OFFICE ON THE SEVENTH DAY OF NOVEMBER, A.D. 1996, AT 4:30 O'CLOCK P.M.



         [DELAWARE SECRETARY'S OFFICE SEAL]  /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State
                                             AUTHENTICATION: 8204052
                                                       DATE: 11-21-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                               WKLB LICENSE CORP.

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, WKLB License Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                              "WGAY LICENSE CORP."

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its vice president, on this 7th day of November, 1996.

                                              WKLB LICENSE CORP.,
                                              a Delaware corporation


                                              By: /s/ Omar Choucair
                                                 -----------------------
                                                 Omar Choucair
                                                 Vice President

                               State of Delaware

                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "WKLB LICENSE CORP.", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF OCTOBER, A.D. 1995, AT 9 O'CLOCK A.M.



         [DELAWARE SECRETARY'S OFFICE SEAL]  /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State


                                             AUTHENTICATION: 8204051
                                                       DATE: 11-21-96

2554731 8100
960340841

                          CERTIFICATE OF INCORPORATION
                                       OF
                               WKLB LICENSE CORP.

     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                               WKLB License Corp.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

            Sylvia L. Adams
            LATHAM & WATKINS
            1001 Pennsylvania Avenue, Suite 1300
            Washington, D.C. 20004-2505

     SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or
(iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 23rd day of October, 1995.

                                             /s/ Sylvia L. Adams
                                        ----------------------------
                                        Sylvia L. Adams
                                        Incorporator

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "WKLB LICENSE CORP.", FILED IN THIS OFFICE THE TWENTY-FOURTH DAY OF OCTOBER, A.D. 1995, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.







         [DELAWARE SECRETARY'S OFFICE SEAL]  /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State


                                        AUTHENTICATION: 7686811

                                        DATE:           10-25-95



2554731   8100
950244679

                          CERTIFICATE OF INCORPORATION

                                       OF

                               WKLB LICENSE CORP.


     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                               WKLB License Corp.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

          At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

          FIFTH:     The name and address of the Incorporator is as follows:

                              Sylvia L. Adams
                              LATHAM & WATKINS
                              1001 Pennsylvania Avenue, Suite 1300
                              Washington, D.C. 20004-2505

          SIXTH:     In furtherance and not in limitation of the powers
conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

          SEVENTH:   No director of the Corporation shall be liable to the
Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          EIGHTH:    Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

          NINTH:     The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

          I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 23rd day of October, 1995.


                                   /s/ Sylvia L. Adams
                                   _____________________
                                   Sylvia L. Adams
                                   Incorporator


                                       3